WABASH NATIONAL CORPORATION Investor Update September 2013 Dick Giromini, President & CEO Jeff Taylor, VP – Acting CFO & Treasurer

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2013 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate ®, DuraPlate AeroSkirt ®, Walker, Brenner® and Beall® are marks owned by Wabash National, L.P. Transcraft ® and Benson® are marks owned by Transcraft Corporation.

3 Acquired assets of leading liquid tank and dry bulk trailer producer C OMPANY B ACKGROUND Acquired assets of leading aluminum flatbed producer Founded as a start - up IPO ( NYSE : WNC ) Achieved leading industry position Introduced the DuraPlate ® composite dry van trailer Record trailer production of 70,000 units Acquired leading liquid transport equipment producer Acquired leading steel flatbed producer Acquired assets of Acquired Cloud Oak Flooring Co. • 2012 Revenue: $1.5B • 5,700 Associates (full time & contract) • 12 Manufacturing Locations in 3 Countries • 18 Company - Owned Retail Locations Launched DuraPlate Products Group business (Wabash Composites) 1985 1991 1994 1996 1997 1999 2006 2008 2009 2011 2012 2013

4 W ABASH S EGMENTS Wabash National Corporation Commercial Trailer Products 2012 Sales: $994M • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Retail 2012 Sales: $157M • 18 Retail L ocations in U.S. • New & Used Trailer Sales • Parts & Service Tank Services Diversified Products 2012 Sales: $311M • Walker Group • Wabash Composites • Wabash Wood Products

5 G EOGRAPHIC F OOTPRINT Manufacturing Locations Corporate HQ Company - Owned Retail Locations Dealers / Service Centers

6 CTP Operating Income Up Nearly $50 Million Since 2010 Key Statistics Recent Financial Performance - CTP Examples of Key Customers ▪ Comprehensive trailer products portfolio ▪ 2012 New Trailer Shipments: 43,600 ▪ Core products: dry vans, refrigerated vans, platform trailers ▪ Brands: Wabash National, Transcraft, Benson C OMMERCIAL T RAILER P RODUCTS : S EGMENT P ROFILE -20 0 20 40 60 80 100 0 200 400 600 800 1000 1200 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income Segment Revenue and Units are prior to the elimination of intersegment sales.

7 C OMMERCIAL T RAILER P RODUCTS Dry Freight Vans: 82% / Total Refrigerated Vans: 11% / Total Platform Trailers: 5% / Total Specialty Equipment: 2% / Total Note: Percentages based on WNC shipments 2010 - 2012

8 I NDUSTRY F ORECASTS ▪ Strong demand above replacement levels forecast for next 5 years in all CTP segments ▪ CSA, CARB & HOS to drive demand Strong D emand Forecasted for the Next Five Years General Market Overview ACT Forecast by Segment 2012 2013 2014 2015 2016 2017 Dry Van 129,543 136,000 145,000 145,000 128,000 140,000 Refrigerated 34,094 37,200 36,500 34,000 33,000 36,000 Platform 24,525 23,400 25,200 25,500 22,500 21,700 Liquid Tanks 8,212 8,450 8,000 7,300 6,200 6,300 Other 40,467 38,300 41,200 39,400 38,200 40,200 Total 236,841 243,350 255,900 251,200 227,900 244,200

9 2013 O UTLOOK : I NDUSTRY F ORECAST Strong demand above replacement levels Short - /Mid - Term Demand Drivers Source: ACT Sources: 1974 - 1989:SMCC/TBB; 1989 - 2012: ACT ▪ HOS Rules (Hours of Service) ▪ 7 - day maximum driving time reduced from 82 to 70 hours ▪ Some customers expect a “5% - 12%” impact on productivity ▪ Not currently factored into current industry forecast models ▪ Underlying Forces ▪ Age of equipment reached an all - time high in 2010 - 2011 of nearly 8.3 years ▪ Fleet population decreased by over 10% since 2008 ▪ 3+ years of significant under - buy (2008 - 2010) 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 1975 1980 1985 1990 1995 2000 2005 2010 Historical Industry Production Early Innings of the Replacement Cycle

10 C OMMERCIAL T RAILER P RODUCTS Source: ATA Freight Transportation Forecast to 2024 Overall Freight Trends • Total tonnage will increase from 13.7B tons in 2012 to 15.7B tons in 2018 and 16.5B tons in 2024 • Total freight revenue will increase from $796B in 2012 to $1,066B in 2018 and $1,302B in 2024 Trucking Freight Trends • Truck mode share of total freight tonnage to rise from 68.5% in 2012 to 70.4% in 2018 and 70.8% in 2024 • Estimated Freight Increase ’13 - ’18 ’19 - ’24 Truckload (TL) 3.2% 1.1% Less - than - truckload (LTL) 3.5% 2.4% Trucking boosts share of total tonnage to 71% by 2024

Commercial Trailer Products: Long History of Innovation


SEARS







1985 | **1987** | **1996** | **2004** | **2011**

Sheet & Post Trailer
- Commodity
- Versatile
- High maintenance

FRP Trailer
- FRP (Fiberglass Reinforced Plywood)
- Added interior width
- Difficult to repair

Alum. Plate Trailer
- WNC leading industry producer
- Wide, smooth interior
- Low maintenance
- High material costs

DuraPlate® Trailer
- Durable
- Longest useful life
- Easy to repair
- Lowest total cost of ownership
- Recyclable

DuraPlate® HD
- High performance
- Extremely durable
- Heavy-duty freight applications

DuraPlate® XD-35
- The industry's only 35,000 lb. dry van floor system
- Specialty freight hauls: paper, steel coil

Legacy of Industry Leadership in Value-Added Innovation

11

12 C OMMERCIAL T RAILER P RODUCTS : C USTOMERS Wabash National Customers • 64% of Top 50 For - Hire Fleets • 54% of Top 100 For - Hire Fleets Preferred by the industry’s leading carriers Source: 2011 Transport Topics 100

13 C OMMERCIAL T RAILER P RODUCTS H IGHLIGHTS x Industry leader in van and platform trailer manufacturing x Best - in - class, technologically innovative products x Leading brands and long - standing customer relationships x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing methodology x Knowledgeable, experienced management and leadership team New Markets. New Innovation. New Growth.

14 Broad Product Portfolio Serving Diverse Markets Key Statistics Recent Financial Performance Key Brands ▪ Wabash Composites, Wabash Wood Products, and Walker Group ▪ Diverse portfolio of products and services ▪ Broad customer, geographic, and end market diversification ▪ Higher growth and higher margin businesses D IVERSIFIED P RODUCTS P ROFILE -20 0 20 40 60 80 100 0 100 200 300 400 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income Segment Revenue is prior to the elimination of intersegment sales.

Walker Group Profile

Key Statistics

- #1 manufacturer of Liquid Tank Trailers (3,000+ trailers shipped in 2012) and leading manufacturer of Airplane Refuelers & Engineered Products
- High Gross Margin (>20%) and Stable, Solid Cash Generation
- Key Brands: Walker, Brenner, Bulk, Beall, Garsite, Extract, TST
- Strong Growth Potential from Innovation



Diversified Products Proforma Revenue


Wabash Composites, 13%
Wabash Wood Products, 7%
Walker, 80%

Key Customers

bhpbilliton, ADM, 3M, Bristol-Myers Squibb, ExxonMobil, Honeywell, KRAFT, SOLVAY, MERCK, AmericanAirlines, bp, NAVISTAR, Nestlé, Solvay Chemicals, Pfizer, DynCorp International, HAWK Field Services, SOUTHWEST, DFA, safety-kleen, TERRA, United

Focused on Diversified, Higher Margin Growth.

15

16 W ALKER G ROUP : I NDUSTRY L EADERSHIP Position Products Est. Share Brands # 1 ALL liquid - transportation systems in North America 33% # 1 Stainless - steel liquid - transportation systems in North America 63% # 1 Stainless - steel liquid - tank trailers for the North American chemical market 64% # 1 Stainless - steel liquid - tank trailers for the North American food market 75% # 1 Liquid - tank trailers for the worldwide aircraft refuelers market 35% # 1 Isolators globally 30% # 1 Downflow booths globally 35% # 2 Stationary silos in the U.S. 35% Transportation Products Leader Engineered Products Leader 80% of Total Revenues 20% of Total Revenues Sources: TTMA, ACT, Polk, Trailer Body Builders 2012

17 W ALKER G ROUP : D IVERSIFICATION End - Markets Geographies Products and Services Blue - Chip Customer Base Oil, Gas & Energy Services Dairy, Food and Beverage Chemical Pharmaceuticals Aviation Defense Environmental Note: 1. All information based off of 2011 revenues US, 87% Australia, 0% Asia, 5% Africa, 0% Latin America, 2% Mexico & Canada, 2% Europe, 3% Parts and Services Revenue, 13% Manufacturing Revenue, 87% Chemical, 31% Dairy, Food & Beverage, 27% Aviation, 15% Energy, 12% Pharmaceutical, 9% Defense, 4% Environmental, 2%

18 W ALKER G ROUP : N EW I NNOVATION – T RANSPORTATION P RODUCTS • Expanding the use of Lean Duplex tank trailers to include the most common corrosives, such as sulphuric acid. Industry Leader in Innovation / New Product Development Lean Duplex ▪ First to Market with DOT Approved Lean Duplex ▪ Improved Yield Strength and Reduced Trailer Weight ▪ Alternative Material to Minimize Exposure to Volatile Nickel Prices Brenner Lean Duplex Tank Trailer

WALKER GROUP: GROWTH - M&A BEALL

Trailer Type	Non-Code	Code 406	Code 407	Code 407	Special Permit	Food Grade Sanitary	Code 412	High Pressure 338/331	Dry Bulk
Material	Carbon Steel	Aluminum	Aluminum	Stainless Steel	FRP	Stainless Steel	Various	Carbon Steel	Aluminum
Use	Non-Hazardous (Water)	Petroleum	Chemicals Crude Oil	Chemicals Crude Oil	Corrosive Materials	Food Products (i.e. Milk)	Corrosive Materials	Gases Cryogenic	Flours, Plastics, Sands, Cement
Avg. Industry Volume	◕	◕	●	●	◔	●	◒	◔	◕
Offering	WABASH	BEALL	WALKER BRENNER	WALKER BRENNER BULK	WALKER BRENNER	WALKER	WALKER BRENNER BULK	TST	BEALL


Beall Aluminum Petroleum Tank Trailer (406)


Beall Aluminum Dry Bulk Trailer (Pneumatic)

Beall Acquisition Creates Broadest Tank Trailer Portfolio

19

WABASH COMPOSITES PROFILE

Key Statistics

- Growing Product Portfolio
- Key Products: composite panels, aerodynamic trailer skirts, portable storage containers, truck bodies walls
- Brands: DuraPlate, AeroSkirt, Wabash National

DURAPLATE BY WABASH NATIONAL


STEEL INNER SKIN
FOAMED PLASTIC CORE
STEEL OUTER SKIN

Diversified Products Proforma Revenue


Wabash Composites, 13%
Wabash Wood Products, 7%
Walker, 80%

Key Customers - Examples

PENSKE, PODS Portable On Demand Storage, SPARTAN, Old Dominion Freight Line, FedEx Ground, Supreme, Whiting Door Manufacturing Corp., Morgan, TransGlobal

Focused on Diversified, Higher Margin Growth

20

21 W ABASH C OMPOSITES P RODUCT P LATFORMS - S TRATEGIC G ROWTH I NITIATIVES Constant Process of Developing New Products and Markets New Composite Technologies COMPOSITE PANELS New Aero Devices AERODYNAMICS Shelters, Offices, & Trailers MOBILE SOLUTIONS Innovative Solutions CUSTOM SOLUTIONS

22 W ABASH C OMPOSITES - I NDUSTRY D YNAMICS Demand Drivers • Forecasted growth in Truck Body market drives DuraPlate® panel sales growth. • Housing Starts support potential moving and storage growth and need for portable storage containers. • CARB (California Air Resource Board) compliance requirements continue to drive DuraPlate® AeroSkirt® demand. * CARB expects 1.5 million trailers to be affected by its Tractor Trailer Greenhouse Gas regulation . 0 10,000 20,000 30,000 40,000 50,000 60,000 2012 2013 2014 2015 2016 Cutaway Vans Dry-Freight Refrige. Step-van Truck Body Market Segments - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2007 2008 2009 2010 2011 2012 2013 2014 2015 Mln Units Housing Starts CARB Large Fleet Trailer Compliance Schedule* 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 2016 Option 1 Option 2 Sources: ACT Research; California Air Resource Board; IHS Global Insight

23 x Industry leader in tank trailer and engineered products with the broadest portfolio x Leader in composite panel technology, solutions - driven product development strategy x Diversified platform serving a variety of attractive end markets x Low capital model leveraging existing intellect x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class , technologically innovative products x Stable, strong cash flow profile. Synergistic opportunities. Low cost manufacturing. x Knowledgeable, experienced management and leadership team D IVERSIFIED P RODUCTS H IGHLIGHTS New Markets. New Innovation. New Growth.

24 Brenner Tank Services Increases Geographic Footprint Key Statistics 2012 Recent Financial Performance 2012 Revenue Breakout R ETAIL : S EGMENT P ROFILE -2 -1 0 1 2 3 4 0 50 100 150 200 2010 2011 2012 Operating Income (M$) Revenue (M$) Revenue Op. Income ▪ Dealership model, selling new and used trailers, aftermarket parts, and repair services. ▪ 2012 New Trailer Shipments: 2,800 ▪ 2012 Used Trailer Shipments: 1,600 ▪ Brands: Tank Services New Trailers, 47% Used Trailers, 9% Parts & Service, 42% Other, 2% Segment Revenue is prior to the elimination of intersegment sales.

25 R ETAIL : W ABASH N ATIONAL T RAILER C ENTERS + B RENNER T ANK S ERVICES Strategic Footprint Providing Service Nationally

26 R ETAIL : N EW M ARKETS – T ANK P ARTS & S ERVICE Capture Synergy of Brenner Tank Service Expertise Key Drivers ▪ Leverage Combined Footprint to Capture Higher - Margin Tank Parts & Service ▪ Low CapEx Investment Required for Wabash National Trailer Centers ▪ Support Walker Brand Products Nationally, Including Recently Added Beall Location Status ▪ 3 Wabash National Trailer Centers Currently Tank Repair Certified: ▪ Scranton, PA; Dallas , TX; San Antonio, TX ▪ 2 additional locations to be certified in 2013 ▪ All locations to sell Tank Parts

27 x Strategic footprint providing national support x Platform which supports the broadest product range in the industry x Integrated with OEM to deliver best practices and innovation in the aftermarket x Value added reseller of new and used trailers & parts and service x Expansion into new markets with mobile service and 3 rd party maintenance x Aging fleet equipment and tougher regulatory environment is expected to continue to drive parts and service demand x Low CapEx and synergistic expansion in higher - margin tank parts and service x Knowledgeable, experienced management and leadership team R ETAIL S EGMENT H IGHLIGHTS New Markets. New Innovation. New Growth. Tank Services

WABASH NATIONAL CORPORATION Financial Overview September 2013

29 338 640 1,187 1,462 737 200 500 800 1,100 1,400 1,700 2009 2010 2011 2012 YTD Q2 2013 ($ millions) ($ millions) (43) 5 39 119 69 (60) (30) 0 30 60 90 120 150 2009 2010 2011 2012 YTD Q2 2013 Notes: 1. See Appendix for reconciliation of non - GAAP financial information F INANCIAL P ROFILE Revenues 2012 Revenue & Operating EBITDA Set Record Levels Operating EBITDA ▪ Structural Improvements Undertaken During Downturn: Facility and Headcount Rationalization ▪ Economic Recovery: Above Replacement Level Demand ▪ Organic Growth & Innovation: Wabash Composites ▪ Strategic M&A: Tank Trailer Acquisitions of the Walker Group and Beall

30 Expand Commercial Trailer Products Margins Grow Diversified Products Top Line ▪ Diversified Products Segment is Gaining Critical Mass ▪ Commercial Trailer Products & Diversified Products Are Nearly Equal Contributors to Company Performance ▪ Retail Segment Provides Support to Both Segments & Captures Additional Channel Value 47% 3% 50% D IVERSIFICATION E FFORTS G AINING T RACTION …N EW M ARKETS 86% 14% 68% 11% 21% Manufacturing Retail Commercial Trailer Products Diversified Products Retail Manufacturing Retail 100% Diversified Products Commercial Trailer Products 2007 Revenue $1.1B 2012 Revenue $1.5B 2007 Op. Inc. $26.5M 2012 Op. Inc. $70.5M

31 Capital Structure and Liquidity Cost Effective Debt Structure ▪ $150 Million ABL Revolving Facility – Sr. Secured, matures 5/2017, floating LIBOR pricing 1.75% - 2.25% ▪ $150 Million Convertible Notes – Sr. Unsecured, matures 5/2018, semiannual interest payment of 3.375% ▪ $300 Million Term Loan B – Sr. Secured, matures 5/2019, 1% annual amortization, all - in floating pricing ~ 4.50% Strong Balance Sheet & Free Cash Flow Yield ▪ Cash Balance of $45M at 6 /30/13 ▪ Total liquidity of $188M at 6/30/13 ▪ $142M available under revolver ▪ 5/09/13 Term Loan re - pricing and $20M pay down reduces annualized cash interest cost by over $5M ▪ Net working capital of ~ 13% of revenue ▪ Minimal debt repayment requirements ▪ Modest CapEx ; ~$20 million for 2013 ▪ Appx. $111M of Income Tax NOLs at 12/31/12 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 12/09 12/10 12/11 3/12 6/12 9/12 12/12 3/13 6/13 $21.0 $60.4 $125.7 $99.6 $151.2 $182.2 $224.3 $200.1 $187.7 ($ millions) Liquidity (1) (1) Liquidity, defined as cash on hand plus available borrowing capacity 0 50 100 150 200 250 300 2013 2014 2015 2016 2017 2018 2019 ($ millions) Required Minimum Maturities (1)(2) Debt & Capital Lease Maturities $5 $5 $4 $4 $4 $154 $153 $259 (1) Excess cash flows, as defined in the TLB, may require additional mandatory pre - payment requirements; above maturities reflects only minimum obligations at 1% of principal (or ~$3M/year) (2) Schedule represents estimate of debt and capital lease maturities as of December 31, 2012 inclusive of new financing facilities and $20M pay down on May 9, 2013 Term Loan Senior Notes Revolver Strong Liquidity & Flexible Capital Structure

32 Strong Operational Platforms Positioned for Future Growth Wabash National Corporation Diversified Products Retail Commercial Trailer Products • Customer focused total cost of ownership through best in class product offerings • Lean manufacturing focus and productivity improvements • Enhanced product and channel mix management • Industry leading product innovations P ROFITABILITY D RIVERS • New product development leveraging intellectual capabilities • Capturing synergies of acquired businesses • Expansion of customer base and distribution channels • Strategic M&A growth opportunities • Leverage expanded footprint to cross sell and capture higher margin opportunities • Expansion of mobile service capabilities • Increased management of 3 rd party fleet maintenance • Growth of national service contracts

33 L ONG - T ERM S TRATEGIC O BJECTIVES Expectations 2011 2012 Long - term Revenue $1.2B $1.5B >$ 2.0B Diversified Products Revenue (1) $107M $356M > $600M Gross Margins 5.6% 11.0% > 13% EBITDA Margins 3.3% 8.1% > 10% Net Leverage 1.3x 3.1x < 2.0x Notes: (1) Diversified Products segment revenues prior to eliminations Growth and Diversification Strategy Intact

34 New Markets. New Innovation. New Growth. I NVESTMENT H IGHLIGHTS x Diversified manufacturer and industry leader in van and tank trailer production x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class, technologically innovative products x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing x Knowledgeable, experienced management and leadership team

WABASH NATIONAL CORPORATION Appendix

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)

	2009	2010	2011	2012	YTD Q2 2013
Net sales	$ 337,840	$ 640,372	$ 1,187,244	$ 1,461,854	$ 737,355
Cost of sales	360,750	612,289	1,120,524	1,298,031	636,316
Gross profit	$ (22,910)	$ 28,083	$ 66,720	$ 163,823	$ 101,039
% of sales	-6.8%	4.4%	5.6%	11.2%	13.7%
General and administrative expenses	29,033	29,876	30,994	44,751	28,649
% of sales	8.6%	4.7%	2.6%	3.1%	3.9%
Selling expenses	11,176	10,669	12,981	23,589	15,401
% of sales	3.3%	1.7%	1.1%	1.6%	2.1%
Amortization of intangibles	2,955	2,955	2,955	10,590	10,824
% of sales	0.9%	0.5%	0.2%	0.7%	1.5%
Acquisition expenses	-	-	-	14,409	857
% of sales	0.0%	0.0%	0.0%	1.0%	0.1%
(Loss) Income from operations	$ (66,074)	$ (15,417)	$ 19,790	$ 70,484	$ 45,308
% of sales	-19.6%	-2.4%	1.7%	4.8%	6.1%
Other income (expense)					
Increase in fair value of warrant	(33,447)	(121,587)	-	-	-
Interest expense	(4,379)	(4,140)	(4,136)	(21,724)	(14,112)
Other, net	(866)	(667)	(441)	(97)	1,905
(Loss) Income before income taxes	$ (104,766)	$ (141,811)	$ 15,213	$ 48,663	$ 33,101
Income tax (benefit) expense	(3,001)	(51)	171	(56,968)	13,231
Net (loss) income	$ (101,765)	$ (141,760)	$ 15,042	$ 105,631	$ 19,870
Preferred stock dividends and early extinguishment	$ 3,320	$ 25,454	$ -	$ -	$ -
Net (loss) income applicable to common stockholders	$ (105,085)	$ (167,214)	$ 15,042	$ 105,631	$ 19,870
Diluted net (loss) income per share	$ (3.48)	$ (3.36)	$ 0.22	$ 1.53	$ 0.29

New Markets. New Innovation. New Growth.

WABASH NATIONAL

36

CONSOLIDATED BALANCE SHEET

($ in thousands)

	2009	2010	2011	2012	6/30/2013
ASSETS					
Current assets					
Cash	$ 1,108	$ 21,200	$ 19,976	$ 81,449	$ 45,415
Accounts receivable	17,081	37,853	52,219	96,590	124,600
Inventories	51,801	110,850	189,533	189,487	243,688
Deferred income taxes	-	-	-	42,330	41,840
Prepaid expenses and other	6,877	2,155	2,317	8,239	5,579
Total current assets	$ 76,867	$ 172,058	$ 264,045	$ 418,095	$ 461,122
Property, plant and equipment	108,802	98,834	96,591	132,146	138,474
Deferred income taxes	-	-	-	21,894	9,255
Goodwill	-	-	-	146,444	150,282
Intangible assets	25,952	22,863	19,821	171,990	170,012
Other assets	12,156	9,079	7,593	12,057	10,299
Total assets	$ 223,777	$ 302,834	$ 388,050	$ 902,626	$ 939,444
LIABILITIES & STOCKHOLDERS' EQUITY					
Current liabilities					
Current portion of long-term debt	$ -	$ -	$ -	$ 3,381	$ 3,923
Current portion of capital lease obligations	337	590	4,007	1,140	1,658
Accounts payable	30,201	71,145	107,985	87,299	126,027
Other accrued liabilities	34,583	38,896	59,024	104,873	93,992
Warrant	46,673	-	-	-	-
Total current liabilities	$ 111,794	$ 110,631	$ 171,016	$ 196,693	$ 225,600
Long-term debt	28,437	55,000	65,000	416,849	397,171
Capital lease obligations	4,469	3,964	814	3,781	7,275
Other noncurrent liabilities	3,258	4,214	4,874	15,511	16,729
Deferrred income taxes	-	-	-	1,065	1,009
Preferred stock	22,334	-	-	-	-
Stockholders' equity	53,485	129,025	146,346	268,727	291,660
Total Liabilities and stockholders' equity	$ 223,777	$ 302,834	$ 388,050	$ 902,626	$ 939,444

New Markets. New Innovation. New Growth.
WABASH NATIONAL
37

38 C ONSOLIDATED C ASH F LOWS New Markets. New Innovation. New Growth. ($ in thousands) 2009 2010 2011 2012 YTD Q2 2013 Cash flows from operating activities Net (loss) income (101,765)$ (141,760)$ 15,042$ 105,631$ 19,870$ Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities Depreciation 16,630 13,900 12,636 14,975 8,483 Amortization of intangibles 2,955 2,955 2,955 10,590 10,824 Net (gain) loss on the sale of assets (55) 431 (9) 203 - Loss on debt extinguishment 303 - 668 - 698 Deferred income taxes - - - (55,292) 13,073 Increase in fair value of warrant 33,447 121,587 - - - Stock-based compensation 3,382 3,489 3,398 5,149 3,908 Accretion of debt discount - - - 2,972 2,268 Changes in operating assets and liabilities Accounts receivable 20,845 (20,772) (14,366) 1,180 (27,933) Inventories 41,095 (59,062) (78,683) 41,696 (53,255) Prepaid expenses and other (1,570) 3,024 (162) 736 160 Accounts payable and accrued liabilities (22,666) 45,251 56,968 (48,777) 26,592 Other, net 420 650 386 (3,046) 1,952 Net cash (used in) provided by operating activities (6,979)$ (30,307)$ (1,167)$ 76,017$ 6,640$ Cash flows from investing activities Capital expenditures (981) (1,782) (7,264) (14,916) (6,579) Acquisition, net of cash acquired - - - (364,012) (15,985) Proceeds from the sale of property, plant and equipment 300 1,813 17 607 - Other - - - (2,500) 2,500 Net cash (used in) provided by investing activities (681)$ 31$ (7,247)$ (380,821)$ (20,064)$ Cash flows from financing activities Proceeds from issuance of common stock, net of expenses - 71,948 (155) - - Proceeds from exercise of stock options - 504 538 354 191 Borrowings under revolving credit facilities 276,853 712,491 848,705 206,015 651 Payments under revolving credit facilities (328,424) (685,928) (838,705) (271,015) (651) Principal payments under capital lease obligations (334) (352) (671) (1,629) (884) Principal payments under term loan credit facility - - - (2,250) (20,750) Principal payments under industrial revenue bond - - - - (151) Stock repurchase (35) (384) (533) (564) (35) Proceeds from issuance of convertible senior notes - - - 145,500 - Proceeds from issuance of term loan credit facility, net of issuance costs - - - 292,500 - Proceeds from issuance of preferred stock and warrant 35,000 - - - - Payments under redemption of preferred stock - (47,791) - - - (1,420) - (1,989) (5,134) (981) - - - 2,500 - (2,638) (120) - - - Net cash (used in) provided by financing activities (20,998)$ 50,368$ 7,190$ 366,277$ (22,610)$ Net (decrease) increase in cash and cash equivalents (28,658)$ 20,092$ (1,224)$ 61,473$ (36,034)$ Cash and cash equivalents at beginning of period 29,766 1,108 21,200 19,976 81,449 Cash and cash equivalents at end of period 1,108$ 21,200$ 19,976$ 81,449$ 45,415$ Debt amendment and issuance costs paid Preferred stock issuance costs paid Proceeds from issuance of industrial revenue bond

39 R ECONCILIATION OF N ON - GAAP M EASURES New Markets. New Innovation. New Growth. ($ in millions) 2009 2010 2011 2012 YTD Q2 2013 Net (loss) income (101.8)$ (141.8)$ 15.0$ 105.6$ 19.9$ Income tax (benefit) expense (3.0) (0.1) 0.2 (57.1) 13.2 Increase in fair value of warrant 33.4 121.6 - - - Interest expense 4.4 4.1 4.1 21.7 14.1 Depreciation and amortization 19.6 16.9 15.6 25.6 19.3 Stock-based compensation 3.4 3.5 3.4 5.2 3.9 Impairment of goodwill - - - - - Acquisition expenses - - - 17.3 0.9 Other non-operating expense (income) 0.9 0.7 0.5 0.2 (1.9) Operating EBITDA (43.1)$ 4.9$ 38.8$ 118.5$ 69.4$ % of sales -12.8% 0.8% 3.3% 8.1% 9.4% Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA

RECONCILIATION OF NON-GAAP MEASURES

($ in millions)

Trailing Twelve Months Operating EBITDA For Quarter Ending

	2009				2010				2011				2012				2013	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net (loss) income	$ (147.7)	$ (162.4)	$ (224.5)	$ (101.8)	$ (212.5)	$ (200.2)	$ (135.7)	$ (141.8)	$ 0.6	$ 9.5	$ 12.5	$ 15.0	$ 17.0	$ 15.6	$ 32.9	$ 105.6	$ 106.2	$ 118.4
Income tax expense (benefit)	20.8	21.8	23.0	(3.0)	(3.0)	(3.0)	(2.9)	(0.1)	(0.2)	(0.2)	(0.1)	0.2	(0.3)	0.8	1.9	(57.1)	(52.9)	(44.6)
Increase (Decrease) in fair value of warrant	-	-	54.0	33.4	160.3	158.4	101.1	121.6	(5.2)	(3.3)	-	-	-	-	-	-	-	-
Interest expense	4.5	4.8	4.7	4.4	4.3	4.0	3.9	4.1	4.0	4.1	4.2	4.1	3.9	8.2	14.9	21.7	28.5	29.7
Depreciation and amortization	21.1	20.7	20.3	19.6	19.2	18.7	18.0	16.9	16.3	15.9	15.7	15.6	15.4	18.6	21.7	25.6	31.6	34.0
Stock-based compensation	5.1	5.0	4.5	3.4	3.3	3.0	2.9	3.5	3.4	3.2	2.9	3.4	4.0	4.1	5.2	5.2	5.7	6.9
Impairment of goodwill	66.3	66.3	66.3	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition expenses	-	-	-	-	-	-	-	-	-	-	-	-	1.7	15.0	17.0	17.3	16.2	3.1
Other non-operating expense (income)	0.2	(0.1)	1.3	0.9	0.8	1.7	0.5	0.7	0.8	0.7	0.7	0.5	0.6	-	(0.2)	0.2	(2.0)	(1.7)
Operating EBITDA	$ (29.7)	$ (43.9)	$ (50.4)	$ (43.1)	$ (27.6)	$ (17.4)	$ (12.2)	$ 4.9	$ 19.7	$ 29.9	$ 35.9	$ 38.8	$ 42.3	$ 62.3	$ 93.4	$ 118.5	$ 133.3	$ 145.8
% of sales	-3.9%	-6.9%	-10.4%	-12.8%	-8.2%	-4.3%	-2.5%	0.8%	2.5%	3.2%	3.3%	3.3%	3.4%	4.7%	6.7%	8.1%	8.8%	9.4%

Note: This table reconciles the trailing twelve month net income (loss) for the periods presented above to the non-GAAP measure of Operating EBITDA

New Markets. New Innovation. New Growth.

WABASH NATIONAL

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